FEDERATED INTERMEDIATE MUNICIPAL TRUST

A Portfolio of Intermediate Municipal Trust


INSTITUTIONAL SHARES
CLASS Y SHARES

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Supplement to current Statement of Additional Information, dated July 31, 2007

     1. Under the section entitled "INVESTMENT LIMITATIONS" please delete the limitations entitled "Concentration of Investments" and "Investing in Securities of Other Investment Companies" in their entirety.


     2. Under the section entitled "INVESTMENT LIMITATIONS" please add the following immediately after the limitation entitled "Lending Cash or Securities":

           Concentration of Investments

           The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry.





                                                         August 21, 2007

     Federated Securities Corp., Distributor

     Cusip 458810108
     Cusip 458810603

     37199 (8/07)